                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


I. RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                      580,070.13
      Available Funds:
          Contract Payments due and received in this period                                                 3,484,577.53
          Contract Payments due in prior period(s) and received in this period                                139,587.58
          Contract Payments received in this period for next period                                            77,868.03
          Sales, Use and Property Tax, Maintenance, Late Charges                                              150,200.74
          Prepayment Amounts related to early termination in this period                                      330,823.53
          Servicer Advance                                                                                    379,566.18
          Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
          Transfer from Reserve Account                                                                         3,957.89
          Interest earned on Collection Account                                                                 5,425.84
          Interest earned on Affiliated Account                                                                   429.32
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03               0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
            < Predecessor contract)                                                                                 0.00
          Amounts paid under insurance policies                                                                     0.00
          Any other amounts                                                                                         0.00
                                                                                                           --------------
      Total Available Funds                                                                                 5,152,506.77
      Less: Amounts to be Retained in Collection Account                                                      390,416.90
                                                                                                           --------------
      AMOUNT TO BE DISTRIBUTED                                                                              4,762,089.87
                                                                                                           ==============

      DISTRIBUTION OF FUNDS:

          1.   To Trustee -  Fees                                                                                   0.00
          2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                     139,587.58
          3.   To Noteholders (For Servicer Report immediately following the Final Additional
                 Closing Date)

                  a) Class A1 Principal and Interest                                                                0.00
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                            0.00
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                    2,231,444.54
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                    1,646,159.78
                  b) Class B Principal and Interest                                                            66,225.04
                  c) Class C Principal and Interest                                                           132,961.82
                  d) Class D Principal and Interest                                                            90,120.23
                  e) Class E Principal and Interest                                                           118,881.86

          4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                              0.00
          5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)               22,096.45
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)             111,443.82
                  c) Reserve Account Distribution (Provided no Restricting or Amortization
                       Event in effect)                                                                         3,957.89
          6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                 Other Amounts                                                                                156,055.90
          7.   To Servicer, Servicing Fee and other Servicing Compensations                                    43,154.96
                                                                                                           --------------
      TOTAL FUNDS DISTRIBUTED                                                                               4,762,089.87
                                                                                                           ==============
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event           --------------
        Funds (if any)}                                                                                       390,416.90
                                                                                                           ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                          $2,702,437.25
       - Add Investment Earnings                                                                                3,957.89
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
       - Less Distribution to Certificate Account                                                               3,957.89
                                                                                                           --------------
End of period balance                                                                                      $2,702,437.25
                                                                                                           ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                 $2,702,437.25
                                                                                                           ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                      Pool A                                    81,819,508.16
                      Pool B                                    19,450,307.62
                                                                --------------
                                                                                     101,269,815.78

Class A Overdue Interest, if any                                         0.00
Class A Monthly Interest - Pool A                                  491,698.10
Class A Monthly Interest - Pool B                                  116,887.51

Class A Overdue Principal, if any                                        0.00
Class A Monthly Principal - Pool A                               2,360,927.49
Class A Monthly Principal - Pool B                                 908,091.22
                                                                --------------
                                                                                       3,269,018.71

Ending Principal Balance of the Class A Notes

                      Pool A                                    79,458,580.67
                      Pool B                                    18,542,216.40
                                                                --------------       ---------------
                                                                                      98,000,797.07
                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000      Original Face $237,814,000      Balance Factor
$                 2.559082      $                13.746115            41.209011%
--------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                      Class A1                                           0.00
                      Class A2                                           0.00
                      Class A3                                   2,218,815.78
                      Class A4                                  99,051,000.00
                                                                --------------

Class A Monthly Interest                                                             101,269,815.78

                      Class A1 (Actual Number Days/360)                  0.00
                      Class A2                                           0.00
                      Class A3                                      12,628.76
                      Class A4                                     595,956.85
                                                                --------------

Class A Monthly Principal

                      Class A1                                           0.00
                      Class A2                                           0.00
                      Class A3                                   2,218,815.78
                      Class A4                                   1,050,202.93
                                                                --------------
                                                                                       3,269,018.71

Ending Principal Balance of the Class A Notes

                      Class A1                                           0.00
                      Class A2                                           0.00
                      Class A3                                           0.00
                      Class A4                                  98,000,797.07
                                                                --------------       ---------------
                                                                                      98,000,797.07
                                                                                     ===============

Class A4
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $99,051,000       Original Face $99,051,000       Balance Factor
$                6.016667       $               10.602648             98.939735%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002

V. CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes

                                   Pool A                          1,394,925.85
                                   Pool B                            331,616.47
                                                                   -------------
                                                                                      1,726,542.32

         Class B Overdue Interest, if any                                  0.00
         Class B Monthly Interest - Pool A                             8,485.80
         Class B Monthly Interest - Pool B                             2,017.33
         Class B Overdue Principal, if any                                 0.00
         Class B Monthly Principal - Pool A                           40,243.08
         Class B Monthly Principal - Pool B                           15,478.83
                                                                   -------------
                                                                                         55,721.91

         Ending Principal Balance of the Class B Notes

                                   Pool A                          1,354,682.77
                                   Pool B                            316,137.64
                                                                   -------------      -------------
                                                                                      1,670,820.41
                                                                                      =============


--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000        Original Face $4,054,000        Balance Factor
$               2.590807        $               13.744921             41.214120%
--------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes

                                   Pool A                          2,789,070.65
                                   Pool B                            663,013.98
                                                                   -------------
                                                                                      3,452,084.63

         Class C Overdue Interest, if any                                  0.00
         Class C Monthly Interest - Pool A                            17,385.21
         Class C Monthly Interest - Pool B                             4,132.79
         Class C Overdue Principal, if any                                 0.00
         Class C Monthly Principal - Pool A                           80,486.16
         Class C Monthly Principal - Pool B                           30,957.66
                                                                   -------------
                                                                                        111,443.82

         Ending Principal Balance of the Class C Notes

                                   Pool A                          2,708,584.49
                                   Pool B                            632,056.32
                                                                   -------------      -------------
                                                                                      3,340,640.81
                                                                                      =============


--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000        Original Face $8,107,000        Balance Factor
$               2.654249        $               13.746617             41.206868%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes

                                   Pool A                          1,859,640.75
                                   Pool B                            442,082.34
                                                                   -------------
                                                                                      2,301,723.09

         Class D Overdue Interest, if any                                  0.00
         Class D Monthly Interest - Pool A                            12,785.03
         Class D Monthly Interest - Pool B                             3,039.32
         Class D Overdue Principal, if any                                 0.00
         Class D Monthly Principal - Pool A                           53,657.44
         Class D Monthly Principal - Pool B                           20,638.44
                                                                   -------------
                                                                                         74,295.88

         Ending Principal Balance of the Class D Notes

                                   Pool A                          1,805,983.31
                                   Pool B                            421,443.90
                                                                   -------------      -------------
                                                                                      2,227,427.21
                                                                                      =============


--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000        Original Face $5,405,000        Balance Factor
$               2.927724        $               13.745769             41.210494%
--------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes

                                   Pool A                          2,324,355.75
                                   Pool B                            552,548.13
                                                                   -------------
                                                                                      2,876,903.88

         Class E Overdue Interest, if any                                  0.00
         Class E Monthly Interest - Pool A                            21,016.05
         Class E Monthly Interest - Pool B                             4,995.96
         Class E Overdue Principal, if any                                 0.00
         Class E Monthly Principal - Pool A                           67,071.80
         Class E Monthly Principal - Pool B                           25,798.05
                                                                   -------------
                                                                                         92,869.85

         Ending Principal Balance of the Class E Notes

                                   Pool A                          2,257,283.95
                                   Pool B                            526,750.08
                                                                   -------------      -------------
                                                                                      2,784,034.03
                                                                                      =============


--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000        Original Face $6,756,000        Balance Factor
$               3.850209        $               13.746277             41.208319%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance

                                   Pool A                                           2,789,636.65
                                   Pool B                                             663,172.68
                                                                                    -------------
                                                                                                          3,452,809.33

         Residual Interest - Pool A                                                    17,890.58
         Residual Interest - Pool B                                                     4,205.87
         Residual Principal - Pool A                                                   80,486.16
         Residual Principal - Pool B                                                   30,957.66
                                                                                    -------------
                                                                                                            111,443.82

         Ending Residual Principal Balance

                                   Pool A                                           2,709,150.49
                                   Pool B                                             632,215.02
                                                                                    -------------         -------------
                                                                                                          3,341,365.51
                                                                                                          =============

X. PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                   43,154.96
          - Servicer Advances reimbursement                                                                 139,587.58
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 156,055.90
                                                                                                          -------------
         Total amounts due to Servicer                                                                      338,798.44
                                                                                                          =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                 92,977,137.81

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                 2,682,872.15

         Aggregate Discounted Contract Balance, as defined in Indenture                                 ---------------
            Agreement, at the ending of the related Collection Period                                    90,294,265.66
                                                                                                        ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances          2,484,193.54

             - Principal portion of Prepayment Amounts                                  198,678.61

             - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                       0.00

             - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                      0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                               0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                           0.00
                                                                                      -------------
                          Total Decline in Aggregate Discounted Contract Balance      2,682,872.15
                                                                                      =============


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                 22,102,741.19

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                 1,031,921.84

         Aggregate Discounted Contract Balance, as defined in Indenture                                 ---------------
            Agreement, at the ending of the related Collection Period                                    21,070,819.35
                                                                                                        ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances            896,183.66

             - Principal portion of Prepayment Amounts                                  135,738.18

             - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                       0.00

             - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                      0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                               0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                           0.00
                                                                                      -------------
                          Total Decline in Aggregate Discounted Contract Balance      1,031,921.84
                                                                                      =============

                                                                                                        ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                       111,365,085.01
                                                                                                        ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                       Predecessor
                                                              Discounted           Predecessor      Discounted
       Lease #    Lessee Name                                 Present Value        Lease #          Present Value
       ----------------------------------------------------   ------------------   --------------   --------------------
       3024-003   RADNET MANAGEMENT II, INC.                      $1,289,113.68    1667-003               $1,466,069.44
                  CASH                                            $  176,955.76
       1743-004   HYPERBARIC MANAGEMENT SYS                       $1,539,883.34    2425-001               $1,890,612.33
       3221-001   TOTAL IMAGING OF SUN CITY, LLC                  $1,496,892.51    2427-001               $1,194,070.97
       3307-001   OPEN MRI OHIO 2 VENTURES, LLC                   $1,181,820.77    917-503                  $644,152.99
       3323-003   OPEN MRI OHIO 1 VENTURES, LLC                   $1,162,123.59    1004-503                  $77,559.49
                                                                                   1048-501                 $896,884.04
                                                                                   1049-504                 $644,152.99
                                                                                   1050-504                  $85,901.56



                                                              ------------------                    --------------------
                                                    Totals:       $6,846,789.65                           $6,899,403.81

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                         $  6,899,403.81
       b) ADCB OF POOL A AT CLOSING DATE                                                                $211,061,551.13
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO   X
                                                                          ------             ------

       POOL B                                                                                       Predecessor
                                                              Discounted           Predecessor      Discounted
       Lease #    Lessee Name                                 Present Value        Lease #          Present Value
       ----------------------------------------------------   ------------------   --------------   --------------------
                  NONE

                                                              ------------------                    --------------------
                                                    Totals:               $0.00                         $          0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                         $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                $ 59,182,173.57
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
            AGENCY APPROVES)                                                                                       0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
       THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
       HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO   X
                                                                          ------             ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                      Predecessor
                                                              Discounted           Predecessor      Discounted
       Lease #    Lessee Name                                 Present Value        Lease #          Present Value
       ----------------------------------------------------   ------------------   --------------   --------------------
       2841-001   Medical Imaging Co. Inc.                         1,121,500.51    2207-001             $    551,274.29
       2004383-1  Robert Wood Johnson University                     512,828.61    2207-002             $  1,160,782.50
       2005209-2  Memorial Regional Medical Center                   252,655.70    2207-003             $    181,136.33
                  Cash                                                 6,208.31
       2875-007   MRI of River North, Inc. et al.                  1,629,015.55    2337-001             $  1,215,773.70
       3024-003   Radnet Management II, Inc.                       1,495,882.60    4283-401             $    286,487.54
                                                                                   2314-002             $  1,209,395.06




                                                              ------------------                    --------------------
                                                    Totals:       $5,018,091.28                         $  4,604,849.42

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                  $  4,604,849.42
       b) ADCB OF POOL A AT CLOSING DATE                                                                $211,061,551.13
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO   X
                                                                          ------             ------


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                Predecessor
                                                              Discounted           Predecessor      Discounted
       Lease #    Lessee Name                                 Present Value        Lease #          Present Value
       ----------------------------------------------------   ------------------   --------------   --------------------
                  None

                                                              ------------------                    --------------------
                                                    Totals:               $0.00                         $          0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                     $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                $ 59,182,173.57
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
       THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
       HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                NO   X
                                                                          ------             ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2002


XV. POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
         This Month                         3,791,809.37      This Month                        111,365,085.01
         1 Month Prior                      3,932,616.12      1 Month Prior                     115,079,879.00
         2 Months Prior                     1,919,697.26      2 Months Prior                    118,706,839.04

         Total                              9,644,122.75      Total                             345,151,803.05

         a) 3 MONTH AVERAGE                 3,214,707.58      b) 3 MONTH AVERAGE                115,050,601.02

         c) a/b                                     2.79%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                   No         X
                                                                                             ---------------      ---------------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                           Yes                   No         X
                                                                                             ---------------      ---------------
         B. An Indenture Event of Default has occurred and is then continuing?           Yes                   No         X
                                                                                             ---------------      ---------------

4.       Has a Servicer Event of Default occurred?                                       Yes                   No         X
                                                                                             ---------------      ---------------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                Yes                   No         X
                                                                                             ---------------      ---------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                        Yes                   No         X
                                                                                             ---------------      ---------------
         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                   No         X
                                                                                             ---------------      ---------------




6.       Aggregate Discounted Contract Balance at Closing Date                       Balance $270,243,724.70
                                                                                             ---------------


         DELINQUENT LEASE SUMMARY

                Days Past Due       Current Pool Balance       # Leases
                -------------       --------------------       --------
                      31 - 60               3,870,347.37             27
                      61 - 90                  15,368.72              7
                     91 - 180               3,791,809.37             13



         Approved By:
         Matthew E. Goldenberg
         Vice President

         Structured Finance and Securitization